first financial bancorp

EXHIBIT 99.2

First Financial Bancorp

Third Quarter 2010 Earnings Release

Supplemental Information

FFBC NASDAQ GLOBAL SELECT

first financial bancorp

Forward-Looking Statement Disclosure

Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as "believes", "anticipates", "intends", and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management's analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- management's ability to effectively execute its business plan;
- the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;
- the ability of financial institutions to access sources of liquidity at a reasonable cost;
- the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's TARP and the FDIC's Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures;
- the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act);
- inflation and possible changes in interest rates;
- our ability to keep up with technological changes;
- mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations;
- the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our company;
- expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected;
- our ability to increase market share and control expenses;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;
- adverse changes in the securities and debt markets;
- our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;
- monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services industry;
- our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.

In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2009, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

first financial bancorp

Third Quarter 2010 Loan Valuation

- The majority of the loans acquired as part of the FDIC-assisted transactions are accounted for under ASC Topic 310-30 which requires the Company to periodically update its forecast of expected cash flows from these loans.
- As a result of valuation procedures performed during the third quarter 2010, the Company experienced an improvement in cash flow expectations related to certain loan pools and impairment related to other loan pools.

		Third Quarter 2010 Valuation Results		Yield	
Dollars in thousands	Balance as of September 30, 2010	Impairment	Improvement	Old [1]	New [2]
Loans with improvement	$996,014	-	$36,685	9.37%	10.84%
Loans with impairment	457,195	$16,083	-	8.44%	8.44%
FDIC indemnification asset	237,709	NA	NA	6.50%	2.61%

[1] Impacted one month of total third quarter 2010 yield
[2] Impacted two month of total third quarter 2010 yield

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Low Risk Balance Sheet

Stress Case

- Illustrates the strength of our balance sheet assuming a full charge-off of all acquired loans under FDIC loss share agreements and a full charge-off of all uncovered non-performing loans.
- Nonperforming Assets = $98 million
- Covered Loans = $1.6 billion

Risk Based Capital Ratio



1.70%
1.25%
19.91%
16.97%
Peers = 12.69%
Chargeoff
Actual 9/30/2010
All Covered Loans
Non-Performing Uncovered
Stress Case 9/30/2010

Tangible Common Equity to Tangible Assets



0.94%
0.88%
10.38%
8.56%
Peers = 6.76%
Chargeoff
Actual 9/30/2010
All Covered Loans
Non-Performing Uncovered
Stress Case 9/30/2010

Total Assets by Risk Weighting %

As of September 30, 2010

(Dollars in millions)



Peer % of 100% RWAs = 56.8%
$389 6%
$2,856 46%
$2,502 41%
$408 7%
100%
50%
20%
0%

- Return on Risk Weighted Assets = 1.72% (Peer Median[1] = 0.58%)
- Risk Weighted Assets / Total Assets = 58.42% (Peer Median[1] = 71.69%)

(1) Represents Peer Group II, comprised of approximately 30 bank holding companies conducting business in similar geographic markets as listed in the Company's Annual Report, based on financial data as of June 30, 2010

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Revenue by Source

- **Strategic** – Elements of the business that either existed prior to the acquisitions or were acquired with the intent to retain and grow. On a reported basis, approximately 67% of total revenue is derived from strategic businesses. Not including the FDIC loss sharing income, strategic operations represents 79% of total revenue.
- **Acquired-Non-Strategic –** Elements of the business that the Company intends to exit but will continue to support to obtain maximum economic value. No growth or replacement is expected. Revenue will decrease over time as loans and deposits will not be renewed when they mature.
- **FDIC Loss Sharing Income –** In accordance with guidance provided by the SEC, amounts recoverable from the FDIC related to credit losses on covered loans under loss sharing agreements are required to be recorded as noninterest income
- **Accelerated Discount on Loan Prepayments and Dispositions** – The acceleration of the unrealized valuation discount. Noninterest income results from the prepayment or sale of covered loans. This item will be ongoing but diminishing as covered loan balances decline over time.

Total Revenue: $112.7 million

For the Three Months Ended September 30, 2010

(Dollars in millions)


$9.4
8%
$17.8
16%
$10.6
9%
$74.9
67%
Strategic
Acquired-Non-Strategic
FDIC Loss Sharing Income
Accelerated Discount on Paid in Full Loans

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Noninterest Income and Expense

Components of Noninterest Income

For the Three Months Ended September 30, 2010
(Dollars in millions)



$9.4
21%
$1.3
3%
$16.4
36%
$17.8
40%
Strategic
FDIC Loss Sharing Income
Other Non-strategic
Accelerated Discount on Paid in Full Loans

Components of Noninterest Expense

For the Three Months Ended September 30, 2010
(Dollars in millions)



$2.8
5%
$8.0
13%
$0.9
1%
$0.6
1%
$49.0
80%
Strategic
Acquired-non-strategic
FDIC Support
FHLB Prepayment Penalty
Other Non-strategic

Deposit and Loan Composition

Total Deposits = $5.1 billion
As of September 30, 2010
(Dollars in millions)



$288
6%
$4,763
94%

Gross Loans = $4.4 billion
As of September 30, 2010
(Dollars in millions)



$771
18%
$3,603
82%

Strategic   Acquired-Non-Strategic

- Western market (acquired-non-strategic) branch exit is complete; acquired-non-strategic deposits consist primarily of brokered CDs.

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Tables from Third Quarter 2010 Earnings Release

FIRST

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Table I

Purchase Accounting Adjustments to Originally Reported Gain on Acquisitions

Table I	For the Three Months Ended September 30, 2009			
(Dollars in thousands, except per share amounts)	Pre-Tax Impact	Income Taxes	Net Income Available to Common	Diluted Earnings Per Share
Net income, as originally reported	$ -	$ -	$ 225,187	$ 4.38
Gain on acquisitions, as originally reported	383,330			
Adjustments:				
Valuation - indemnification asset related to Irwin	(23,784)	8,981	(14,803)	(0.29)
Valuation - loans acquired from Irwin	(1,496)	565	(931)	(0.02)
Other asset valuations	(15,556)	5,874	(9,682)	(0.19)
Tax rate adjustment		(2,436)	(2,436)	(0.05)
Total adjustments to gain on acquisitions	(40,836)	12,985	(27,852)	(0.54)
Gain on acquisitions, as adjusted	$ 342,494			
Other adjustments: [1]				
Interest income related to loans	1,898	(664)	1,234	0.02
Interest income related to other earning assets	1,311	(459)	852	0.02
Other noninterest income and expense, net	(98)	34	(64)	(0.00)
Net income, as adjusted			$ 199,357	$ 3.87

[1] Recorded during fourth quarter 2009

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Table II

Impact of Purchase Accounting Adjustments on Shareholders' Equity as of September 30, 2009

Table II	As of September 30, 2009		
(Dollars in thousands, except per share amounts)			Impact on Tangible Book Value Per Share
Shareholders' equity, as originally reported		$ 671,247	
Tangible book value per share, as originally reported			$ 10.48
Goodwill, as originally reported	$ 46,931		
Adjustments:			
Branch acquisition	5,540		
Valuation - Peoples	(651)		
Total adjustments to goodwill	4,889		(0.10)
Goodwill, as adjusted	$ 51,820		
Prior period adjustment to other intangible assets	989		(0.02)
Change in net income due to adjustments to gain on acqusitions		(25,830)	(0.50)
Shareholders' equity, as adjusted		$ 645,417	
Tangible book value per share, as adjusted			$ 9.86

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Table III

Financial Statement Presentation Changes
Provision for Covered Loan Losses and FDIC Reimbursement

Table III	For the Three Months Ended			
(Dollars in thousands)	June 30, 2010		March 31, 2010	
Provision for loan and lease losses - covered, as reported	$ 254		$ -	
Provision for loan and lease losses - covered, as adjusted	18,962		9,460	
Increase to reflect gross credit losses related to covered loans		18,708		9,460
Total noninterest income - as reported	25,296		19,368	
Total noninterest income - as adjusted	40,467		26,935	
Increase to reflect FDIC loss sharing income [1]		15,171		7,567
Net effect of gross up of credit losses and FDIC loss sharing income [2]		3,537		1,893
Total noninterest expense - as reported	59,356		62,154	
Total noninterest expense - as adjusted	55,819		60,261	
Decrease to reclass proportionate share of losses in excess of valuation discount [2]		(3,537)		(1,893)
Effect on reported net income		$ -		$ -

[1] Includes immaterial amount reclassified to noninterest income

[2] Represents the Company's proportionate share of total recognized, unanticipated losses on covered loans; reported previously as other noninterest expense

Table IV

Estimated Yields and Average Balances

Table IV	For the Three Months Ended September 30, 2010	
	Average Balance	Yield
Legacy and originated loan portfolio [1]	$ 2,947,928	5.33%
Acquired loan portfolio accounted for under ASC Topic 310-30 [2]	1,505,866	9.75%
FDIC indemnification asset [2]	238,720	3.91%

[1] Includes acquired revolving loans not accounted for under ASC Topic 310-30; yield estimated at time of origination

[2] Future yield adjustments subject to change based on required, periodic valuation procedures

Table V

Noninterest Income

Table V

(Dollars in thousands)	For the Three Months Ended September 30, 2010	June 30, 2010	March 31, 2010
Total noninterest income	$ 44,895	$ 40,467	$ 26,935
Significant components of noninterest income			
Items likely to recur:			
Accelerated discount on loan prepayments and dispositions [1,2]	9,448	7,408	6,098
FDIC loss sharing income	17,800	15,170	7,568
Other acquired-non-strategic income	44	475	80
Transition-related items	-	-	366
Items expected not to recur:			
Gain on sale of insurance business	1,356	-	-
FDIC settlement and other items not expected to recur	(132)	2,930	-
Total excluding items noted above	$ 16,379	$ 14,484	$ 12,823

[1] See Section II for additional information

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

first financial bancorp

Table VI

Noninterest Expense

Table VI

(Dollars in thousands)	For the Three Months Ended September 30, 2010	June 30, 2010	March 31, 2010
Total noninterest expense	$ 61,310	$ 55,819	$ 60,261
Significant components of noninterest expense			
Items likely to recur:			
Acquired-non-strategic operating expenses [1]	566	1,270	2,201
Transition-related items [1]	846	1,321	6,263
FDIC indemnification support	875	938	605
Items expected not to recur:			
Acquisition-related costs [1]	1,505	2,180	2,629
FHLB prepayment penalty	8,029	-	-
Other items not expected to recur	493	2,387	1,019
Total excluding items noted above	$ 48,996	$ 47,723	$ 47,544

[1] See Section II for additional information

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Table VII

Credit Quality – Excluding Covered Loans

Table VII

(Dollars in thousands)	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
	As of or for the Three Months Ended				
Total nonaccrual loans	$ 66,157	$ 66,671	$ 66,869	$ 71,657	$ 60,506
Restructured loans	$ 13,365	$ 12,752	$ 7,584	$ 6,125	$ 3,102
Total nonperforming loans	$ 79,522	$ 79,423	$ 74,453	$ 77,782	$ 63,608
Total nonperforming assets	$ 97,827	$ 96,241	$ 92,540	$ 81,927	$ 67,909
Nonperforming assets as a % of:					
Period-end loans plus OREO	3.51%	3.42%	3.27%	2.83%	2.36%
Total assets	1.59%	1.46%	1.41%	1.23%	0.94%
Nonperforming loans as a % of total loans	2.88%	2.84%	2.65%	2.69%	2.21%
Provision for loan and lease losses - uncovered	$ 6,287	$ 6,158	$ 11,378	$ 14,812	$ 26,655
Allowance for uncovered loan & lease losses	$ 57,249	$ 57,811	$ 56,642	$ 59,311	$ 55,770
Allowance for loan & lease losses as a % of:					
Period-end loans	2.07%	2.07%	2.01%	2.05%	1.94%
Nonaccrual loans	86.5%	86.7%	84.7%	82.8%	92.2%
Nonperforming loans	72.0%	72.8%	76.1%	76.3%	87.7%
Total net charge-offs	$ 6,849	$ 4,989	$ 14,047	$ 11,271	$ 9,534
Annualized net-charge-offs as a % of average loans & leases	0.97%	0.71%	2.00%	1.53%	1.31%

FIRST

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Table VIII

Loan Portfolio – Excluding Covered Loans

Table VIII

	As of								
	September 30, 2010			June 30, 2010			September 30, 2009		
(Dollars in thousands)		Balance	Percent of Total		Balance	Percent of Total		Balance	Percent of Total
Commercial	$	763,449	27.6%	$	749,522	26.8%	$	818,608	28.5%
Real estate - construction		178,914	6.5%		197,112	7.1%		245,535	8.5%
Real estate - commercial		1,095,543	39.6%		1,113,836	39.9%		1,037,121	36.1%
Real estate - residential		283,914	10.3%		296,295	10.6%		331,678	11.5%
Installment		73,138	2.6%		75,862	2.7%		86,940	3.0%
Home equity		341,288	12.3%		332,928	11.9%		324,340	11.3%
Credit card		28,825	1.0%		28,567	1.0%		27,713	1.0%
Lease financing		138	0.0%		15	0.0%		19	0.0%
Total	$	2,765,209	100.0%	$	2,794,137	100.0%	$	2,871,954	100.0%

first financial bancorp

Table IX

Investment Portfolio

Table IX

(Dollars in thousands)	Book Value	Percent of Total	Book Yield	Cost Basis	Market Value	Gain/ (Loss)
	As of September 30, 2010					
U.S. Treasury notes	$ 14,335	2.0%	2.26	99.68	103.69	$ 576
Agencies	111,590	15.5%	2.88	100.00	101.42	1,567
CMOs (agency)	190,017	26.4%	1.71	99.75	100.95	2,256
CMOs (private)	48	0.0%	1.03	100.00	100.25	0
MBSs (agency)	289,247	40.1%	4.56	100.93	106.38	14,823
	605,236	84.0%	3.30	100.36	103.63	19,222
Municipal	18,761	2.6%	7.20	99.19	102.22	567
Other[1]	96,528	13.4%	2.95	102.18	102.60	398
	115,290	16.0%	3.64	101.69	102.54	965
Total investment portfolio	$ 720,526	100.0%	3.36	100.57	103.45	$ 20,187

Net Unrealized Gain/(Loss)	$ 20,187
Aggregate Gains	20,302
Aggregate Losses	(115)
Net Unrealized Gain/(Loss) % of Book Value	2.80%

[1] Other includes $87 million of regulatory stock

Deposit Activity

Table X

	Deposit Activity - Third Quarter 2010			
(Dollars in thousands)	Balance as of June 30, 2010	Strategic Portfolio	Acquired- Non-Strategic Portfolio	Balance as of September 30, 2010
Transaction and savings accounts	$ 3,204,513	(36,878)	(47,024)	$ 3,120,611
Time deposits	1,795,934	(37,743)	(16,132)	1,742,059
Brokered deposits	246,889	(984)	(57,312)	188,593
Total deposits	$ 5,247,336	$ (75,605)	$ (120,468)	$ 5,051,263

Table XI

Capital Ratios

Table XI

	As of			
	September 30, 2010	June 30, 2010	September 30, 2009	"Well-Capitalized" Minimum
Leverage Ratio	10.50%	9.99%	13.86%	5.00%
Tier 1 Capital Ratio	18.64%	18.15%	15.46%	6.00%
Total Risk-Based Capital Ratio	19.91%	19.42%	16.71%	10.00%
Ending tangible shareholders' equity to ending tangible assets	10.38%	9.55%	8.16%	N/A
Ending tangible common shareholders' equity to ending tangible assets	10.38%	9.55%	7.07%	N/A

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Table XII

Significant Acquisition Related Items

Table XII

(Dollars in thousands)	For the Three Months Ended September 30, 2010	June 30, 2010	March 31, 2010
Income effect:			
Accelerated discount on loan prepayments and dispositions: [1, 2]	$ 9,448	$ 7,408	$ 6,098
Acquired-non-strategic net interest income	10,586	10,207	10,854
Service charges on deposit accounts related to acquired-non-strategic operations	168	130	230
Other income related to acquired-non-strategic operations	(124)	346	(150)
Income related to the accelerated discount on loan prepayments and dispositions and acquired-non-strategic operations	20,078	18,091	17,032
Expense effect:			
Acquired-non-strategic operating expenses: [3]			
Salaries and employee benefits	13	29	122
Occupancy	91	542	1,415
Other	462	699	664
Total acquired-non-strategic operating expenses	566	1,270	2,201
FDIC indemnification support [3]	875	938	605
Acquisition-related costs: [3]			
Integration-related costs	(102)	720	999
Professional services fees	1,174	1,436	1,457
Other	433	24	172
Total acquisition-related costs	1,505	2,180	2,628
Transition-related items: [3]			
Salaries and benefits	796	1,843	4,776
Occupancy	50	(522)	910
Other	-	-	577
Total transition-related items	846	1,321	6,263
Net effect of gross up of credit losses and FDIC reimbursement [4]	2,926	3,792	1,892
Total expense effect	6,717	9,501	13,589
Total estimated effect on pre-tax earnings	$ 13,361	$ 8,590	$ 3,443

[1] Included in noninterest income
[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset
[3] Included in noninterest expense
[4] Represents the Company's proportionate share of total recognized, unanticipated losses on covered loans

Covered Loan Portfolio

Table XIII

(Dollars in thousands)	June 30, 2010	Loan Sales	Prepayments / Renewals	Contractual Activity [1]	Charge-Offs [2]	September 30, 2010
		Covered Loan Activity - Third Quarter 2010 — Reduction in Balance Due to:				
Commercial	$ 422,813	$ 14,248	$ 13,939	$ 6,242	$ 1,591	$ 386,593
Real estate - construction	61,327	-	596	1,995	-	58,736
Real estate - commercial	957,129	-	44,658	5,412	8,604	898,455
Real estate - residential	244,333	-	9,444	(1,426)	23	236,292
Installment	24,585	-	1,546	902	274	21,863
Other covered loans	7,645	-	-	-	-	7,645
Total covered loans	$ 1,717,632	$ 14,248	$ 70,183	$ 13,125	$ 10,492	$ 1,609,584

[1] Includes partial paydowns, accretion of the valuation discount and advances on revolving loans

[2] Indemnified at 80% from the FDIC

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